Related Party Transactions	9 Months Ended
Sep. 30, 2026
Related Party Transactions [Abstract]
Related party transactions

17. Related party transactions

The Company has provided and purchased services to and from various affiliates of certain directors or entities under common control. The dollar amounts related to these related party activities are not significant to our unaudited condensed consolidated financial statements. Intercompany balances and transactions between the Company and its subsidiaries, which are related parties, have been eliminated on consolidation and are not disclosed in this note.

The Company has historically disclosed transactions with an entity that was considered a related party under ASC 850, Related Party Disclosures. In the current fiscal year, this entity no longer meets the definition of a related party under ASC 850, as this entity is no longer affiliated with our directors and beneficial owners. Accordingly, transactions with this entity are no longer disclosed as related‑party transactions.

Entities affiliated with Blackstone and CVC, which are related parties, continued to participate as lenders in the Company's new debt facilities and also provided advisory services in connection with the Refinancing Transaction (see Note 7). Pursuant to their engagement arrangements, these entities earned fees of $6,193, all of which were paid during the nine months ended September 30, 2026. Of this amount, $4,838 was capitalized as debt issuance costs and included within "Non-current debt" in the unaudited condensed consolidated statement of financial position and will be amortized over the term of the related debt instruments. The remaining $1,355 was recognized in "Other expense, net", in the unaudited condensed consolidated statement of comprehensive loss during the three and nine months ended September 30, 2026.